FIRST FINANCIAL BANCORP

                               701 South Ham Lane
                             Lodi, California 95242

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 APRIL 22, 2003



TO EACH SHAREHOLDER OF
FIRST FINANCIAL BANCORP:


         You are invited to attend the Annual Meeting of Shareholders of First Financial Bancorp, a California corporation (the "Company"), which will be held at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, on Tuesday, April 22, 2003, at 5:30 p.m., Pacific Daylight Time, for the following purposes:


1. To elect a Board of ten directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The names of the nominees to be presented for election are set forth in the accompanying Proxy Statement.

2. To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

         Section 2.05 of the Bylaws of the Company, as amended, provides as follows:

                  "Nominations for election of members of the board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of First Financial Bancorp entitled to vote for the election of Directors. Notice of Intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of First Financial Bancorp by the later of: (i) the close of business 21 days prior to any meeting to stockholders called for the election of Directors, or (ii) 10 days after the date of mailing of notice of the meeting to stockholders. Such notification must contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of First Financial Bancorp owned by each proposed nominee; (d) the name and residence address of the notifying stockholder;
                  (e) the number of shares of capital stock of First Financial Bancorp owned by the notifying stockholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions, (g) whether the proposed nominee has ever been convicted of or pleased nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee's compliance with Article II,
                  Section 2.14 of these Bylaws. The notification shall be signed by the nominating stockholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with the paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of
                  Article II, Section 2.05 and 2.14 of these Bylaws will be provided to any shareholder upon receipt of a written request therefore, addressed to the President of First Financial Bancorp."

         Only shareholders of record at the close of business on March 3, 2003, are entitled to notice of, and to vote at, the meeting. In order to ensure your representation, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. If you attend the meeting and wish to vote in person, your proxy will not be used.


                                 By Order of the Board of Directors,



                                 Leon Zimmerman
                                 President and Chief Executive Officer


Lodi, California
March 24, 2003

                             FIRST FINANCIAL BANCORP

                               701 South Ham Lane
                             Lodi, California 95242

                                 PROXY STATEMENT
                                 MARCH 24, 2003


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Financial Bancorp, a California corporation (the "Company"), for the annual meeting of shareholders of the Company, to be held on Tuesday, April 22, 2003, at 5:30 p.m., Pacific Time, at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, and any adjournment or postponement thereof (the "Annual Meeting"). The purposes of the meeting are set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached. The Company anticipates mailing this Proxy Statement and form of proxy to its shareholders on or about March 24, 2003.

         The cost of this solicitation will be paid by the Company. The solicitation of proxies will be made primarily by use of the mails. In addition, directors, officers and regular employees of the Company may make solicitations by telephone, facsimile, other electronic communications, or personal interviews, and may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies to management. The Company will reimburse such banks, brokers and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

         A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Secretary of the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to or at the time of the Annual Meeting will be voted in accordance with the instructions on the proxy. If no specification is made, proxies will be voted in the election of directors "FOR" the nominees of the Board of Directors, and, at the proxyholders' discretion, on such other matters, if any, which may properly come before the meeting (including any proposal to postpone or adjourn the meeting).


                      OUTSTANDING SHARES AND VOTING RIGHTS

         There were issued and outstanding 1,623,257 shares of the Company's common stock, no par value (the "Common Stock"), on March 3, 2003, which has been set as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because under applicable rules the broker cannot vote on the matter in the absence of instructions from the beneficial owner. The effect of abstentions and broker non-votes on the calculation of the required vote on specific proposals to be brought before the Annual Meeting is discussed under each proposal, where applicable.

         On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of stock outstanding in the holder's name on the books of the Company as of the Record Date. For the election of directors, each shareholder has cumulative voting rights. Cumulative voting rights entitle each shareholder to cast that number of votes which equals the number of shares held by such shareholder, multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or may distribute his or her votes among any or all of the candidates as he or she chooses. In order for a shareholder to cumulate votes, the nominee's name must be placed in nomination prior to the voting and the shareholder desiring to cumulate votes must give notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes. The proxy holders are given discretionary authority under the terms of the proxy to cumulate votes with respect to shares for which they hold a proxy.

                             PRINCIPAL SHAREHOLDERS

         As of March 3, 2003, no individual known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock, except as described below:

Title or      Name and Address of             Number of Shares      Percentage
Class         Principal Owner                Beneficially Owned        Owned
-----         ---------------                ------------------        -----

Common        Weldon D. Schumacher               133,131 (1)           8.20%
Stock         1303 Rivergate Drive
              Lodi, CA 95240

Common        Raymond H. Coldani                  91,959 (2)           5.67%
Stock         13199 N. Ray Road
              Lodi, CA 95242

Common        Leon J. Zimmerman                  134,054 (3)           7.93%
Stock         701 S. Ham Lane
              Lodi, CA 95242

Common        Bank of Lodi, Employee             167,918 (4)          10.34%
Stock         Stock Ownership Plan (ESOP)
              701 South Ham Lane
              Lodi, CA 95242

-----------------------------------

(1) Includes 6,438 shares held solely by Dr. Schumacher, 3,710 shares owned by Dr. Schumacher's wife, and 122,983 shares held in trust by Dr. Schumacher and his wife.

(2) Includes 18,599 shares owned by Mr. Coldani's wife, 19,267 shares owned solely by Mr. Coldani, and 54,093 shares held as joint tenants with spouse.

(3) Includes 10,023 shares owned by Mr. Zimmerman's wife, 14,892 shares held solely by Mr. Zimmerman, 28,521 shares held in trust by Mr. Zimmerman and his wife, 13,617 shares owned in the Bank of Lodi Employee Stock Ownership Plan and First Financial Bancorp 401k Profit Sharing Plan, and 67,001 shares subject to options that are exercisable as of March 3, 2003, or become exercisable within 60 days thereafter.

(4) Shares of Common Stock beneficially owned by the ESOP are allocated on an annual basis among ESOP participants. The Board of Directors of the Company has authority to appoint Trustees of the ESOP. The Trustees possess authority to manage all of the assets of the ESOP. As of the Record Date, Messrs. Ben Goehring, Angelo Anagnos and Steve Coldani served as Trustees and Administrative Committee members of the ESOP.

                                 PROPOSAL NO. 1

                      ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws provide that the Company's Board of Directors shall consist of not less than eight nor more than fifteen directors, the exact number to be determined by the Board from time to time. The authorized number of directors to be elected at the Annual Meeting is ten. The term of office for each director extends until the next annual meeting and until his or her successor, as set by the Board, is elected and qualified.

         Shares represented by properly executed proxies will be voted, if authority to do so is not withheld, for the election of the ten nominees named below, subject to the proxyholders' discretionary power to cumulate votes. Votes withheld and broker non-votes as to one or more or all nominees have no legal effect, although such votes will be counted as shares that are present for purposes of determining the presence of a quorum. The ten nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Instructions on the proxy to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer affirmative votes. If any of the Board of Directors' nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.

         The following table sets forth certain information with respect to those persons nominated by the Board of Directors of the Company for election as directors, as well as all directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. There is no family relationship between any of the directors or executive officers. The Company has only one class of shares, Common Stock, outstanding.

                                                                                 Common Stock Beneficially
                                                                                 Owned as of March 3, 2003
                                                                                 -------------------------

                                                                                 Number of
Name                                   Age       Position with Company            Shares          Percent
----                                   ---       ---------------------            ------          -------
Incumbent Nominees:
Benjamin R. Goehring (a,b,c,d,e)       71        Chairman of the Board            43,242 (1)         2.65%
                                                 of Directors

Weldon D. Schumacher (a,b,e)           67        Vice Chairman of the            133,131 (2)         8.20%
                                                 Board of Directors

Angelo J. Anagnos (b,c,d)              68        Director                         33,558 (3)         2.06%


Steven M. Coldani (a,c,d)              49        Director                         63,484 (4)         3.89%


Robert H. Miller III (b,e)             58        Director                          2,686 (5)         0.17%


David M. Philipp (b,e)                 40        Director                         44,351 (6)         2.72%


Kevin Van Steenberge (c,d)             45        Director                          5,448 (7)         0.34%


Leon J. Zimmerman (a,c)                60        Director, President and         134,054 (8)         7.93%
                                                 Chief Executive Officer


Robert H. Daneke (d)                   49        Director, Executive              28,419 (9)         1.73%
                                                 Vice President and
                                                 Chief Credit Officer

New Nominee:
Daniel M. Lewis                        48        Director                          3,004 (10)        0.19%


All directors and executive officers                                             507,541 (11)       29.00%
as a group (11 persons)

-------------------------------

     (a) Member of the Executive Committee

     (b) Member of the Audit Committee

     (c) Member of the Loan and Investment Committee

     (d) Member of the Marketing Committee

     (e) Member of the Compensation and Stock Option Committee

-------------------------------

(1) Includes 12,783 shares owned by Mr. Goehring's wife, 22,135 shares owned solely by Mr. Goehring, 1,044 shares owned by Mr. Goehring in joint tenancy with his children, and 7,280 shares subject to options that are exercisable as of March 3, 2003 or become exercisable within 60 days thereafter.

(2) Includes 6,438 shares held solely by Dr. Schumacher, 3,710 shares owned by Dr. Schumacher's wife, and 122,983 shares held in trust by Dr. Schumacher and his wife.

(3) Includes 25,982 shares held in family trust by Mr. Anagnos and his wife, 296 shares held as custodian for minor grandchildren, and 7,280 shares subject to options that are exercisable as of March 3, 2003 or become exercisable within 60 days thereafter.

(4) Includes 35,677 shares owned solely by Mr. Coldani, 7,244 shares held as community property or joint tenants by Mr. Coldani and his wife, 7,069 shares held as custodian for minor children, 6,562 shares held jointly with his son, and 6,932 shares subject to options that are exercisable as of March 3, 2003 or become exercisable within 60 days thereafter.

(5) Includes 686 shares owned in joint tenancy with spouse, and 2,000 shares subject to options that are exercisable as of March 3, 2003, or become exercisable within 60 days thereafter.

(6) Includes 1,300 shares owned by Mr. Philipp's wife, 110 shares held as custodian for minor children, 36,009 shares owned solely by Mr. Philipp, and 6,932 shares subject to options that are exercisable as of March 3, 2003 or become exercisable within 60 days thereafter.

(7) Includes 298 shares owned jointly with Lori Van Steenberge, 5,150 held in trust by Mr. Van Steenberge and his wife.

(8) Includes 10,023 shares owned by Mr. Zimmerman's wife, 14,892 shares held solely by Mr. Zimmerman, 28,521 shares held in trust by Mr. Zimmerman and his wife, 13,617 shares owned in the Bank of Lodi Employee Stock Ownership Plan and First Financial Bancorp 401k Profit Sharing Plan, and 67,001 shares subject to options that are exercisable as of March 3, 2003, or become exercisable within 60 days thereafter.

(9) Includes 656 shares held in joint tenancy with spouse; 7,170 owned solely by Mr. Daneke, 2,148 shares owned in the Bank of Lodi Employee Stock Ownership Plan and First Financial Bancorp 401k Profit Sharing Plan, and 18,445 shares subject to options that are exercisable as of March 3, 2003, or become exercisable within 60 days thereafter.

(10)  Includes 3,004 shares owned in joint tenancy with spouse.

(11) Officers included in this total are the President and Chief Executive Officer; the Executive Vice President and Chief Credit Officer and Senior Vice President and Chief Financial Officer--in each case of the Company and the Bank. Shares include 127,052 shares subject to options that are exercisable as of March 3, 2003 or become exercisable within 60 days thereafter.

         The following is a brief description of the business experience of each nominee.

         BENJAMIN R. GOEHRING was appointed Chairman of the Board of Directors of the Bank in February 1996 and Chairman of the Board of Directors of the Company in April 1996. He is President of T&G Technologies, Inc., Chairman of the Board of BioWaste Tech., Inc., and was formerly the President and principal shareholder of Goehring Meat, Inc., a meat processing concern headquartered in Lodi, California, prior to its sale to Victor Fine Foods in 1988. He holds a Bachelor of Science degree from the University of California. He is a member of many civic, fraternal and professional organizations, and also serves on the board of directors for the National Meat Association, the Mokelumne River School, and several environmental companies.

         WELDON D. SCHUMACHER, M.D. was appointed Vice Chairman of the Board of the Bank and the Company in April 1996. Dr. Schumacher has been engaged in the private practice of medicine in Lodi, California, since 1968. He holds a Bachelor of Arts degree from Loma Linda University, Loma Linda, California, and a Doctor of Medicine degree from Loma Linda University School of Medicine. Dr. Schumacher is active in a number of civic and professional organizations, including the San Joaquin County Medical Society, California Medical Association, American Medical Association, American Academy of Family Physicians and the Lodi District Chamber of Commerce.

         ANGELO J. ANAGNOS is an active investor and an owner/manager of various real estate holdings. He owned Sunwest Liquors and Delicatessen in Lodi, California from 1983 to 1998. He was also the previous owner of Payless Market and Liquors in Lodi, California from 1957 to 1983. Mr. Anagnos is a member of a number of fraternal and professional organizations including Lodi Elks Club, Lodi Eagles, Order of Ahepa, and the Lodi Hellenic Society.

         STEVEN M. COLDANI is a real estate broker and farmer. He is President of Coldani Realty Inc. in Lodi, California and co-owner of Graeagle Associates, Realtors in Graeagle, California. He holds a Bachelor of Science degree from the University of the Pacific School of Business. He is a director of Lodi Memorial Hospital Foundation, Inc., a member of the Lodi and Plumas County Boards of Realtors, San Joaquin County Farm Bureau, and the California Asparagus Commission. Mr. Coldani is also a past president of the Lodi Board of Realtors and a past director of the California Association of Realtors. Mr. Coldani and his wife Jeanne reside in Lodi and are the parents of two children.

         ROBERT H. MILLER, III retired in 1997 from IBM Corporation after 31 years where he served in management positions. Since that time, he has done consulting and was employed by International Business Systems at their U.S. Headquarters location in Folsom. Mr. Miller graduated from Golden Gate University with a Bachelor of Business Administration degree. He served in the United States Air Force Reserves from 1966 through 1972. Mr. Miller is Senior Vice President and Chief Financial Officer for the Folsom Economic Development Corporation (FEDCorp) and is a member of the Folsom Chamber of Commerce, Folsom Historical Society, California State Railroad Museum, Aircraft Owners and Pilots Association, Folsom-El-Dorado-Sacramento Historical Railroad Society, plus a member of the Rotary Club of Folsom since 1985. Mr. Miller resides in Folsom with his wife Candy.

         DAVID M. PHILIPP is the Chief Financial Officer of Mother Lode Holding Company. Mother Lode Holding Company owns a strategic array of title and escrow, real estate information and lender services companies throughout the United States. Mr. Philipp is a CPA and served as the Chief Financial Officer for First Financial Bancorp and the Bank from April 1992 to April 1999. Prior to joining the Company and the Bank, he was the Budget Director and Financial Analyst for a national retailer from 1990 to 1992 and he was with KPMG, LLP from 1986 to 1990. Mr. Philipp lives with his wife and two sons in El Dorado Hills, California.

         KEVIN VAN STEENBERGE has worked for Lodi Iron Works since 1979 and has served as President since December 1999. Mr. Van Steenberge holds a Bachelors degree in Economics from the University of Southern California. He is a member of the American Foundrymen's Society, Steel Founders Association and California Cast Metals Association. He currently serves as a member of the Board of Directors of Metal Casting Stormwater Monitoring Group and the Micke Grove Zoological Society. Mr. Van Steenberge and his wife Lori reside in Lodi and are the parents of two children.

         DANIEL M. LEWIS is President of Jeanell Inc., a family owned restaurant company. The company operates four Taco Bell franchises in the Lodi area. Mr. Lewis has been actively involved in the food services industry for over 28 years. Prior to working in the food services industry, Mr. Lewis worked in community bank operations. During that period of time, he completed various college courses related to banking and the financial services industry. Mr. Lewis is also an active farmer and operator of a local vineyard. He has continually been involved in various community and religious organizations, including serving a member of the Sacramento Area Taco Bell Association, a marketing cooperative in which he served as treasurer, and Franmac, a franchise organization of Taco Bell franchisees dedicated to marketing and operations support functions. Currently Mr. Lewis serves as a member of the Board of Directors of the Lodi Boys & Girls Club. Mr. Lewis and his wife Judy reside in Lodi and are the parents of four children.

         LEON J. ZIMMERMAN joined the Company in April 1990. He was promoted from Executive Vice President and Chief Credit Officer of Bank of Lodi to President and CEO in August of 1994. Mr. Zimmerman became President and CEO of the Company effective August 1995. He lives in Lodi with his wife and has resided and worked in the San Joaquin/Sacramento Valley since 1960, serving in various banking capacities since 1962. Mr. Zimmerman serves on many community boards and committees, including the Lodi Police Chaplaincy Association, Sacramento Sierra Chapter - American Red Cross, and LEED - Sacramento. He is a member of Lodi Rotary Club, Sutter Club - Sacramento, World Trade Club - San Francisco, Independent Order of Odd Fellows, Lodi Grape Festival and Harvest Fair and several other community groups.

         ROBERT H. DANEKE joined the Company in December 1999. He has 26 years of banking experience, including 19 in community banking. Prior to joining the Company, Mr. Daneke was employed at Clovis Community Bank for eight years, serving as Senior Vice President/Senior Credit Officer beginning in 1997. In addition, his career has included: seven years in correspondent banking with Community Bank and seven years with Bank of America. Mr. Daneke holds a B.B.A. Degree in Finance from the University of Iowa. He is also a graduate of Pacific Coast Banking School at the University of Washington, the California Intermediate Banking School at the University of San Diego and the Lodi Chamber of Commerce Leadership Lodi Program. He currently is a member of various community organizations and serves on Lodi Unified School District's Budget Advisory Committee. Mr. Daneke and his wife Roselyn reside in Lodi and are the parents of two children.

           Committees of the Board of Directors

            In order to facilitate the handling of various functions of the Board of Directors, the Board has appointed several standing committees, including an Executive Committee, Audit Committee, Loan and Investment Committee, Marketing Committee and a Compensation and Stock Option Committee. The Board of Directors of the Bank has similar committees. Membership of these committees is the same for the Company and the Bank. The members of such committees are set forth above in the table under "ELECTION OF DIRECTORS OF THE COMPANY."

         The Board of Directors has not established a nominating committee or similar committee. The Board of Directors has approved the nominees listed above as candidates for election as directors. Nominees for election to the Board of Directors may also be nominated by shareholders, pursuant to the procedures set forth in the Company's Bylaws and set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached.

         The Executive Committee meets from time to time as necessary and, while the Board is not in session, possesses all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company, which may, by law, be delegated to it by the Board of Directors.

         The Audit Committee is empowered to (i) meet with the independent auditors of the Company and review the scope of the annual audit, any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the Company, (ii) evaluate the auditors' performance, including the scope and adequacy of the auditors' examination, (iii) select the firm of independent auditors and determine whether it would be appropriate to submit the selection to the shareholders of the Company for ratification (iv) review the Company's annual financial statements and discuss such statements with the auditors prior to their release, (v) receive and consider the auditors' comments and suggestions as to the internal audit and control procedures, adequacy of staff and other matters, (vi) perform such other functions and undertake such investigations relating to the financial accounting aspects of the Company as the Committee may deem appropriate consistent with its charter, (vii) retain and consult with counsel or other experts as the Committee may consider necessary or appropriate in the discharge of its duties, (viii) handling complaints and concerns regarding accounting, internal accounting controls or auditing matters. The functions of the Committee do not include normal management functions concerning accounting or auditing practices. The Audit Committee met 6 times during 2002.

         The Loan and Investment Committee is authorized and empowered to (i) establish investment and loan policies, (ii) establish individual investment and loan limits, (iii) supervise and administer the investment and loan function,
(iv) undertake such other functions as the Board may from time to time direct. The Loan and Investment Committee met 45 times during 2002.

         The Marketing Committee is empowered to oversee and guide the efforts of the Company with respect to (i) cultivating and promoting the Company's position within the community, (ii) the marketing of products and services, and
(iii) the discharge of responsibilities with respect to the Community Reinvestment Act. The Marketing Committee met 4 times during 2002.

         The Compensation and Stock Option Committee is authorized and empowered to investigate and recommend to the Board (i) the compensation to be paid to executive officers of the Company and the Bank, (ii) the amount of any bonus under the terms of any contract of employment between the Company or the Bank and any executive officer, (iii) employee benefit plans deemed appropriate for the employees of the Company and the Bank, (iv) supervise the administration of any such employee benefit plans adopted by the Company and the Bank and (v) undertake such other investigations and perform such other functions as the Board may from time to time direct. The Compensation and Stock Option Committee met 3 times during 2002.

         The Board of Directors of the Bank held 12 regular meetings and 1 special meeting during 2002. The Board of Directors of the Company held 12 regular meetings and 1 special meetings during 2002. All directors attended 75% or more of the aggregate number of Board meetings and meetings of committees on which each director served.

         Compensation of Directors

         Executive officers of the Company and the Bank receive no fees for service on the Board of Directors of the Company and the Bank or on any committees of the Boards. During 2001, fees totaling $181,200 were paid to the Directors for attending meetings of the Company and Bank's Boards of Directors. The Chairman of the Board received an annual retainer of $32,400, four Directors who served as chairman of a committee each received an annual retainer of $25,200, and each of the remaining directors received an annual retainer of $24,000.

         The Directors have also received options to purchase shares of the Company's Common Stock pursuant to the automatic grant features of the 1991 Director Stock Option Plan. For more information, see the discussion of the 1991 Director Stock Option Plan under "Change in Control Arrangements--1991 Stock Option Plans" herein.

         Effective April 3, 1998, the Company and the Bank established a director emeritus program (the "Director Emeritus Program") for retired members of the Board of Directors. Any Director who has served continuously for at least ten years as a Director of the Company or the Bank prior to retirement is eligible to be granted the status of "Director Emeritus" under the Director Emeritus Program. A Director Emeritus is required to (a) represent the goodwill of the Company and the Bank in the community, (b) promote the continued profitability of the Company and the Bank, (c) maintain communication and meet periodically with the President and the Chairman, (d) provide consultation in his field of expertise, and (e) comply with the Company's policies applicable to the activities of a Director Emeritus. A Director Emeritus does not have the status of a Director of the Company or the Bank and is not entitled to attend or vote at any meetings of the Board of Directors or committees of the Board of Directors. The term of any Director Emeritus is three years. No fees or other compensation will be paid to a Director Emeritus, although any such person with a Director Supplemental Compensation Agreement will be eligible for annual payments totaling $10,000 during each of the first three years of service as a Director Emeritus (for more information regarding such payments, see the discussion of Director Supplemental Compensation Agreements under "Supplemental Compensation Agreements" below).

         During 1998, each member of the Board of Directors became entitled to certain fringe benefits, payable upon death, disability or retirement and upon early termination of service as a Director due to a change in control or certain other events other than voluntary resignation, pursuant to the terms of individual Director Supplemental Compensation Agreements and Life Insurance Endorsement Method Split Dollar Plan Agreements signed with the Bank. Said Agreements were made effective as of April 3, 1998, the premium date of single-premium life insurance policies purchased by the Bank on the lives of certain executive officers and directors. For more information, see the discussion of Director Supplemental Compensation Agreements under "Supplemental Compensation Agreements" below.

            The Company maintains a salary continuation plan (see "Salary Supplemental Compensation Agreements" on page 10) for its executive officers, certain senior officers and its directors. As of December 31, 2002, the Company's non-employee directors were credited with $273,000 in accrued benefits under the directors' salary continuation plan. The Company allocated $63,000 to the Salary Continuation Plan in 2002 on behalf of its non-employee directors.

         Long Term Care Benefit

         During 2002 the Bank purchased long term care insurance on behalf of all directors and executive officers meeting specific medical qualifications and underwriting criteria ("Participants"). The insurance provides benefits for long term care services in the event of a disabling or long term medical or physical condition. The services include in-home care, as well as nursing home or community-based care. The insurance premiums are paid annually over a ten year period. As discussed in the Supplemental Compensation Agreements section below, the Bank has purchased single premium life insurance in connection with the implementation of the Long Term Care Benefit plan. The purpose of the life insurance is to provide a cash value and life insurance proceeds to defray the Company's premium costs under the long term care insurance. If a Participant ceases to be an employee or director of the Bank for any reason other than the Participant's retirement or a change in control of the Bank prior to the time that all premiums due under the insurance policy have been paid, the Company's obligation to pay the premiums shall immediately terminate and the Participant shall have the opportunity to assume the obligation to pay the remaining premiums and to keep the Policy in force. During 2002 the Bank recognized expense related to the long term care insurance totaling $48,640.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth, for each of the last three fiscal years, the compensation of Leon J. Zimmerman, President and Chief Executive Officer; Robert H. Daneke, Executive Vice President and Chief Credit Officer; and Allen R. Christenson, Senior Vice President and Chief Financial officer of the Company and the Bank. No other executive officer of the Company or the Bank received for the three fiscal years ended December 31, 2002 annual salary and bonus exceeding $100,000.

                                                                  Long-Term Compensation
                                                                  ----------------------
                Annual Compensation                                 Awards          Payouts
                -------------------                                 ------          -------
                                                           Restricted
                                       Other Annual           Stock                  LTIP           All Other
    Year    Salary (1)       Bonus   Compensation (2)       Award(s)     Options    Payouts     Compensation (3)
    ----    ----------       -----   ----------------       --------     -------    -------     ----------------
    Leon J. Zimmerman:
    2002    $  178,416             -               -              -       22,000         -          $    16,753
    2001       155,000             -               -              -       26,000         -               12,975
    2000       155,000        38,000               -              -       24,000         -                6,406

    Robert H. Daneke
    2002       110,619             -               -              -        9,300         -               11,298
    2001       102,600             -               -              -        8,400         -               11,894
    2000       102,600         2,000               -              -        8,000         -                4,361

    Allen R. Christenson
    2002        99,212             -               -              -        8,100         -               10,421
    2001        94,000             -               -              -        5,000         -               10,638
    2000        94,000         7,000               -              -        5,000         -                3,447


(1) Amounts shown for each year include compensation earned and received as well as amounts earned but deferred at the officer's election.

(2) Mr. Zimmerman, Mr. Daneke, and Mr. Christenson did not receive perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total annual salary and bonus during 2002, 2001 or 2000.

(3) All other compensation includes the cost of insurance premiums for the Long Term Care Benefit (see description herein above), contributions to the Bank of Lodi Employee Stock Ownership Plan (see description herein below) and matching contributions to the Company's 401(k) Profit Sharing Plan. All other compensation does not include the value of certain benefits payable pursuant to Executive Supplemental Compensation Agreements and Life Insurance Endorsement Method Split Dollar Plan Agreements (for more information, see the discussion of Executive Supplemental Compensation Agreements under "Supplemental Compensation Agreements" herein below).

Stock Options - Option Grants in the Last Fiscal Year

         The following table sets forth information concerning the grant of stock options to Leon J. Zimmerman, President and Chief Executive Officer; Robert H. Daneke, Executive Vice President and Chief Credit Officer; and Allen
R. Christenson, Senior Vice President and Chief Financial officer of the Company and the Bank during the calendar year ended December 31, 2002.

                                                  Individual Grants
                                                  -----------------
                          Number of    % of Total                                  Potential Realizable Value at
                         Securities      Options       Exercise                       Assumed Annual Rates of
                         Underlying    Granted to       or Base                      Stock Price Appreciation
                           Options    Employees In       Price      Expiration          for Option Term (3)
                         Granted (1)   Fiscal Year     $ /sh (2)       Date          5% ($)            10% ($)
                         -----------   -----------     ---------       ----          ------            -------
Leon J. Zimmerman          22,000         35.2%          $11.75     12/18/2012       $162,569         $411,982
Robert H. Daneke            9,300         14.9%           11.75     12/18/2012         68,722          174,156
Allen R. Christenson        8,100         13.0%           11.75     12/18/2012         59,855          151,684


(1) The material terms of all option grants to named officers during 2002 are as follows: (i) all options are incentive stock options; (ii) all options have an exercise price equal to the fair market value on the date of grant;
     (iii) all options have a ten-year term and become  exercisable  as follows:
     20% at date of issuance and 20% per year for the subsequent four years; and
     (iv) all options terminate on the earlier of ten years after the date of grant; twelve months from termination for death or disability; three months from termination of employment for reasons other than death, disability or cause; or thirty days following employee's receipt of notice of termination of employment for cause.

(2) Exercise Price is determined by the average closing bid and ask prices on the date of grant.

(3) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of the Common Stock of the Company. It is important to note that options have value to the listed executives only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the listed executives to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's Common Stock would be approximately $19.14 and $30.48, respectively on the dates(s) of exercise.


Aggregated Option Exercises in 2002 and Fiscal Year-end Option Values

         The following table sets forth information pertaining to options exercised during the last fiscal year and unexercised options as of the end of the last fiscal year for Leon J. Zimmerman, President and Chief Executive Officer; Robert H. Daneke, Executive Vice President and Chief Credit Officer; and Allen R. Christenson, Senior Vice President and Chief Financial Officer of the Company and the Bank:

                         Number of                     Securities Underlying           Value of Unexercised
                          Shares                       Number of Unexercised               in-the-money
                         Acquired       Value            Options at FY-End               Options at FY-End
                        on Exercise Realized (1)   Exercisable    Unexercisable    Exercisable     Unexercisable
                        ------------------------   -----------    -------------    -----------     -------------
Leon J. Zimmerman:
                            3,489    $   17,116       67,001          38,240      $   266,611      $    49,363

Robert H. Daneke
                                -             -       18,445          15,924           45,117           21,122

Allen R. Christenson
                                -             -       11,182          12,683           17,234           13,648


----------------------

(1) Market price at exercise less exercise price

         Employment Agreements

         Leon J. Zimmerman, President and Chief Executive Officer of the Company and the Bank, entered into an Employment Agreement with the Company, effective September 30, 1998, for a one year term ending April 30, 1999, subject to automatic extensions for additional one-year periods and also subject to certain early termination provisions. The Agreement provides for a base salary of $140,000 per annum, with increases effective on the 1st of January each year, commencing with January 1, 1999, at the sole discretion of the Board of Directors based upon a review of his performance during the previous year and competitive factors. Such salary includes Mr. Zimmerman's service on the Board of Directors of the Company and the Bank. The Agreement also provides that Mr. Zimmerman shall participate in any officer bonus plan and he is entitled to the same group insurance plans and other benefits made available to employees generally, plus the use of an automobile. The Company may immediately terminate the Agreement if the termination is for cause. The Company may also terminate the Agreement without cause by giving Mr. Zimmerman thirty (30) days written notice. In the event the Company terminates Mr. Zimmerman's employment without cause, Mr. Zimmerman will be entitled to receive as severance compensation an amount equal to twelve months' salary. Upon a change in control, or if Mr. Zimmerman is terminated after a change in control or he voluntarily terminates his employment within two years after a change in control in response to a constructive termination, Mr. Zimmerman will be entitled to receive as severance compensation an amount equal to two times his average annual compensation for the two years immediately preceding the change in control. For purposes of the Agreement, "change in control" means a change in control of the Company of a nature  that  would be  required  to be  reported  in  response  to Item 6(e) of
Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act. A "constructive termination" is defined by the Agreement to include a material reduction in base salary, a material change in responsibilities, or a requirement to relocate.

         The Company also has employment agreements with Robert H. Daneke and Allen R. Christenson. Except for the salaries and service on the board of directors (Mr. Christenson does not serve on the Board of Directors), the terms of each agreement currently in force are substantially identical. The base salary for Mr. Daneke and Mr. Christenson are disclosed in the Summary Compensation Table above. The term of each agreement is one year and is extended automatically for one year each January 1 unless either party gives written notice to the contrary. In addition to their salaries, each employee is entitled to various fringe benefits and a discretionary bonus.

         Supplemental Compensation Agreements

         The Bank has entered into Salary Continuation Agreements with the executive officers and directors. The executive officer agreement provides for the payment of certain benefits upon retirement (age 62 or older) or early retirement (prior to attaining age 62), upon death or disability prior to retirement, or in the event employment is terminated prior to retirement. If the employment of the executive officer is terminated prior to the officer attaining age 62, other than by reason of death, disability or retirement, then the entitlement of the executive officer to the benefits specified in his agreement will depend on whether the officer is terminated (i) without cause, or on account of or after a change in control of the Bank, in which case the designated benefits will be payable, or (ii) with cause, or by voluntary resignation of the officer prior to 100 percent vesting of his benefits, in which case all rights and benefits will be forfeited. The formula by which benefits are determined for the executive officer is based on a combination of the individual's position within the Bank and the age when retirement benefits become fully vested.

         The salary continuation agreement for directors provides for the payment of certain benefits, commencing after the expiration of the initial three-year period as Director Emeritus following retirement from the Board of Directors of the Bank, and continuing until the director's death. During service as Director Emeritus, the director will also be entitled to receive certain payments during the three-year period commencing upon retirement from the Board of Directors. The agreement also provides for the payment of certain benefits in the event the director becomes disabled while serving on the Board of Directors of the Bank, which benefits will continue until the director's death, and certain other benefits in the event the service of the director is terminated, other than by reason of death, disability or retirement, prior to age 65, which benefits depend on whether service is terminated (i) without cause, or on account of or after a change in control of the Bank, in which case the designated benefits will be payable, or (ii) with cause, or by voluntary resignation of the Director prior to 100 percent vesting of benefits, in which case all rights and benefits will be forfeited.

         The specific benefits are defined in each Director Agreement. Upon a director's retirement, and assuming the director serves as a Director Emeritus, the Bank will pay to the director the sum of $10,000 per year for the first three years of such service. In any event, commencing on the third anniversary of the director's retirement, the Bank will begin paying to the director the sum of $10,000 per year. The payments continue until the director's death.

         The Bank has purchased single premium life insurance on the lives of the executive officers and certain directors who participate in the Plan ($13,339,000, $12,690,000 and $10,032,000 at December 31, 2002, 2001 and 2000,
respectively). The policies provide protection to the Company against the adverse financial effects from the death of an executive officer or director and provide the Company with income to offset expenses associated with the Salary Continuation Agreements as well as the Long Term Care Benefit (discussed above). The Bank's total accrued obligation under the Salary Continuation Agreements was $1,243,000, $948,000 and $456,000 as of December 31, 2002, 2001 and 2000,
respectively. The Bank also entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement with the executive officers and directors in order to provide for the division of death proceeds of such policies as between the Bank and the designated beneficiary(ies).

         Transactions with Management

         During 2002, certain directors and officers of the Company and the Bank had loans outstanding with the Bank. Such loans were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

         There are no existing or proposed material interests or transactions between the Company and any of its executive officers or directors.


Change in Control Arrangements

         Employment Contract. If an executive officer is terminated after a change in control or he voluntarily terminates his employment within two years after a change in control in response to a constructive termination, the officer will be entitled to receive as severance compensation an amount equal to two times his average annual compensation for the two years immediately preceding the change in control. For purposes of the Agreement, "change in control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act. A "constructive termination" is defined by the Agreement to include a material reduction in base salary, a material change in responsibilities, or a requirement to relocate.

         1991 Stock Option Plans. On February 19, 1991, the Board of Directors adopted (i) the First Financial Bancorp 1991 Employee Stock Option Plan (the "Employee Stock Option Plan"), under which officers and key full-time salaried employees of the Company and its subsidiaries may be granted options to purchase shares of the Company's Common Stock; and (ii) the First Financial Bancorp 1991 Director Stock Option Plan (the "Director Stock Option Plan"), under which members of the Board of Directors are granted options to purchase shares of the Company's Common Stock. At the 1991 Annual Meeting, the shareholders approved the adoption of the Employee Stock Option Plan and the Director Stock Option Plan (collectively referred to as the "1991 Stock Option Plans"). The 1991 Stock Option Plans are intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees, and by assisting them in acquiring shares of the Company's Common Stock, which will allow them to benefit directly from the Company's growth, development and financial success. The Director Stock Option Plan was amended at the 1995 annual meeting of shareholders in respect of the timing of option grants. Section 5(a) of the Director Stock Option Plan, as amended, provides that, on May 1, 1995, each person who is an eligible Board member and who has continuously served on the Board since June 18, 1991, shall be granted an option to purchase 3,150 shares of Common Stock. Accordingly, on May 1, 1995, each of the Directors of the Company (including three of the nominees described in this Proxy Statement) was granted a nonstatutory option for 3,150 shares of Common Stock.

         The Board of Directors of the Company adopted a new, 1997 Stock Option Plan and the shareholders approved such Plan at the annual meeting held on April 22, 1997. No additional option grants will be made under the 1991 Stock Option Plans after such date. Such discontinuance will not adversely affect any stock option previously granted and outstanding under the 1991 Stock Option Plans.

         1997 Stock Option Plan. On March 20, 1997, the Board of Directors adopted the First Financial Bancorp 1997 Stock Option Plan (the "1997 Stock Option Plan"), under which directors, officers and key full-time salaried employees of the Company and its subsidiaries and any consultant to the Company and its subsidiaries who is not a member of the Board of Directors may be granted options to purchase shares of the Company's Common Stock. At the 1997 Annual Meeting, the shareholders approved the adoption of the 1997 Stock Option Plan. The 1997 Stock Option Plan is intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees and consultants.

         Change in Control. In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board has the power to cause the termination of options which are then outstanding under the Company's 1991 Stock Option Plans if the surviving or resulting corporation does not agree to assume all outstanding options under such plans; provided however, that in such event the optionees shall have the right prior to such sale, liquidation, dissolution, merger or consolidation to notification thereof as soon as practicable and, thereafter until three days prior to the effectiveness of such sale, dissolution, liquidation, merger or consolidation, to exercise the option without regard to the vesting provisions. This right is conditioned upon the execution of a definitive agreement of merger or consolidation or final plan of sale, liquidation, or dissolution. Under the 1997 Stock Option Plan, in the event of a change in control of the Company, the outstanding options will be subject to the terms of the agreement of merger or reorganization. Such an agreement may provide for the assumption of outstanding options, for payment of a cash settlement or for acceleration of exercisability, in all cases without the consent of the optionees.


         Employee Stock Ownership Plan

         Effective January 1, 1992, the Company and the Bank established the Bank of Lodi Employee Stock Ownership Plan. The plan covers all employees, age 21 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The Bank's annual contributions to the plan are made in cash and are at the discretion of the Board of Directors based upon a review of the Company's consolidated profitability. Contributions to the plan are invested primarily in the common stock of the Company and are allocated to participants on the basis of salary in the year of allocation. Benefits become 20% vested after the third year of credited service, with an additional 20% vesting each year thereafter until 100% vested after seven years. The amount of contributions for the benefit of Mr. Zimmerman, Mr. Daneke and Mr. Christenson is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."


         Profit Sharing Plan

         Effective January 1, 1997, the Company established the First Financial Bancorp 401(k) Profit Sharing Plan. The plan covers all employees, age 18 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The plan is intended to supplement income upon retirement; the actual retirement benefit for each employee will depend on the amount in the employee's plan account balance at the time of retirement. For each plan year, participating employees may elect to have a portion of their compensation contributed to the plan, and the Company or the Bank may, at its discretion, make matching or other contributions. Company and Bank contributions to the plan for the benefit of employees become 20% vested after the second year of service, with an additional 20% vesting each year thereafter until 100% vested after six years. The amount of contributions for the benefit of Mr. Zimmerman, Mr. Daneke and Mr. Christenson is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

         Section 16 (a) Beneficial Ownership Reporting Compliance

           Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires each person (i) who owns more than 10% of any class of equity security which is registered under the Exchange Act or (ii) who is a director or one of certain officers of the issuer of such security to file with the Securities and Exchange Commission certain reports regarding the beneficial ownership of such persons of all equity securities of the issuer. While the individuals are
required  to  complete  and  submit  the  required  filings,   the  Company  has
established procedures to aid those individuals in timely filing of reports required by the Exchange Act. As a result of certain staffing changes by the Company, Forms 4 for directors Coldani and Schumacher, require amendment; and, Forms 5 for directors Philipp, Miller, Van Steenberge and Zimmerman for the year 2002 were filed late.

         Except as noted above, based solely on our review of these reports of or certifications from the officer or director to us that no report was required to be filed, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them during the 2002 fiscal year




                      EQUITY COMPENSATION PLAN INFORMATION


         The following table provides information about the Company's equity compensation plans as of December 31, 2002.

                                       Equity Compensation Plan Information
                                       ------------------------------------
                                         (a)                          (b)                           (c)
                                                                                           Number of securities
                                                                                         remaining available for
                               Number of securities to     Weighted-average exercise      future issuance under
                               be issued upon exercise      price of outstanding        equity compensation plans
                               of outstanding options,      options, warrants and         (excluding securities
Plan Category                    warrants and rights                rights              reflected in column (a))
-------------                    -------------------                ------              ------------------------
Equity compensation plans
   approved by security
   holders                             262,897                       $9.26                         28,294

Equity compensation plans
   not approved by
   security holders                          0                         NA                               0

      Total                            262,897                       $9.26                         28,294

                                       14

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed the audited financial statements with management of the Company. As required by SAS 61, the Audit Committee has discussed required matters with KPMG LLP, the independent auditors. The Audit Committee has received the written disclosures and the letter from KPMG LLP which is required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the auditors' independence. Based on the review and discussions above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2002 for filing with the Securities and Exchange Commission. All of the Audit Committee members are independent as defined in Nasdaq Rule 4200(a)(15).

The Board of Directors has adopted a charter for the Audit Committee which was filed as Appendix A to the Company's proxy statement for the 2001 Annual Meeting of Shareholders. The Board of Directors and the Audit Committee assess the adequacy of the Charter annually and expect to adopt revisions to it following the adoption of new corporate governance standards and SEC rules regarding the responsibilities of the Committee under the Sarbanes-Oxley Act of 2002.


         Audit Committee members:                 Weldon D. Schumacher, Chairman
                                                  Benjamin R. Goehring
                                                  Angelo J. Anagnos
                                                  David M. Philipp





                         PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2002 by the Company's principal accounting firm, KPMG LLP:

         Audit fees, excluding Audit related fees (2)             $    83,250

         Financial information systems design and implementation           --

         All other fees (1):
              Audit related fees (2)                              $    21,000
              Other non-audit services (3)                             15,775
                                                                  -----------
                  Total all other fees                            $    36,775
                                                                  ===========
-------------------
(1)  The Audit Committee has considered whether the provision of these non-audit
     services  is  compatible  with   maintaining  the  principal   accountant's
     independence.

(2) Audit related fees consisted principally of audits of financial statements of certain employee benefit plans, review of registration statements, issuance of consent and attendance at various meetings of the Board of Directors.

(3)  Other non-audit fees consisted of tax compliance.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected KPMG LLP as the Company's certified public accountants for 2003. KPMG LLP audited the financial statements of the Company for the year ended December 31, 2002. KPMG LLP has no interest, financial or otherwise, in the Company. The services rendered by KPMG LLP during the 2002 fiscal year were audit services and included consultation in connection with various accounting, tax reporting, strategic planning, and compensation matters. The Audit Committee of the Board of Directors of the Company approved each professional service rendered by KPMG LLP during the 2002 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Audit Committee of the Board of Directors before such service was rendered.

         A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.


                                  ANNUAL REPORT

         The annual report of the Company containing audited financial statements for the fiscal year ended December 31, 2002, has been combined with the required information of the Annual Report on Form 10-K. The Company's combined Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the SEC under the Securities Exchange Act of 1934, accompanies this Proxy Statement.


      SHAREHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING; DISCRETIONARY VOTING

         Any proposal of a shareholder intended to be presented at the Company's 2004 Annual Meeting must be received by the Company no later than November 25, 2003 for inclusion in the Proxy Statement and form of proxy for that meeting and must meet the requirements of the SEC's proxy rules. Any such proposal should be directed to the attention of the President, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242. The proxy holders may vote in their discretion all proxies solicited for the Company's 2003 Annual Meeting on any matter raised at that meeting of which the Company did not have notice by at least February 6, 2004.

                                  OTHER MATTERS

         The Board is not aware of any matters to come before the Annual Meeting other than the proposal for the election of directors. If any other matters should be brought before the meeting or any adjournment thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion. The Report of the Audit Committee, the Audit Committee Charter and the Statement of Independence of Audit Committee members referred to under "Report of the Audit Committee" are not to be considered as incorporated by reference into any other filings which the Company makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

         You are urged to sign, date and return the enclosed proxy in the envelope provided. No further postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.



                               By Order of the Board of Directors,



                               Leon J. Zimmerman
                               President and Chief Executive Officer






Lodi, California
March 24, 2003

                       SOLICITED BY THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                ON APRIL 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of First Financial Bancorp and the accompanying Proxy Statement dated March 24, 2003, and revoking any Proxy heretofore given, hereby constitutes and appoints Benjamin R. Goehring and Weldon D. Schumacher, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of First Financial Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the First Financial Bancorp, to be held at 701 South Ham Lane, Lodi, California, on Tuesday, April 22, 2003 at 5:30 p.m., or at any adjournments or postponements thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented  for  action  at the  meeting  or any  adjournments  or  postponements thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of directors.

Please mark votes as indicated in this example [X]

(1.) To elect as directors the ten nominees set forth below

[ ]  FOR all nominees  listed below (except as marked to the contrary  below)
[ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW:

Angelo J. Anagnos, Steven M. Coldani, Robert H. Daneke, Benjamin R. Goehring, Daniel M. Lewis, Robert H. Miller III, David M. Philipp, Weldon D. Schumacher, Kevin Van Steenberge, and Leon Zimmerman.

(2.) In their discretion, to transact such other business as may properly come before the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERTY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

I/We do [ ] or do not [ ]expect to attend this meeting.

SHAREHOLDER(S)       No. of Common Shares
--------------       --------------------

--------------       --------------------

--------------       --------------------


DATE:_________, 2003

Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Signature(s) _____________________________     Date ____________

NOTE: Please sign as name appears hereon. Joint ownership should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such